UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Innovative Solutions and Support, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc.

Date:    Wednesday, April 18, 2012

Time:    10:00 a.m., Eastern Standard Time

Place:    720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

•                  To elect two Class III directors to the Board of Directors for terms of three (3) years, or until their respective successors have been duly elected and qualified;

•                  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012; and

•                  To transact any other business that may properly come before the meeting.

Record Date:

January 20, 2012 is the record date for the meeting. This means that holders of the Company’s common stock at the close of business on that date are entitled to:

•                  receive notice of the meeting; and

•                  vote at the meeting and any adjournment or postponement of the meeting.

In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

The Company considers your vote important and encourages you to vote as soon as possible.

/s/ Geoffrey S.M. Hedrick
January 27, 2012	Chairman of the Board and Chief Executive Officer

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

610-646-9800

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

610-646-9800

PROXY STATEMENT

for

Annual Meeting of Shareholders

April 18, 2012

The Board of Directors (the “Board”) of Innovative Solutions and Support, Inc. (“ISS” or the “Company”) is soliciting your proxy to vote your shares at the Company’s 2012 annual meeting of shareholders (the “Annual Meeting”). The Annual Meeting will be held on April 18, 2012 at 10:00 a.m., local time, at the Company’s corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. ISS intends to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”), and to make this Proxy Statement available to its shareholders of record entitled to vote at the Annual Meeting, on or about January 27, 2012

ABOUT THE MEETING

Your vote is important.

In accordance with the rules and regulations adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to each shareholder of record, the Company may now furnish proxy materials including this Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 (“Annual Report”) to the Company’s shareholders by providing access to such documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice will instruct shareholders as to how they may access and review all of the proxy materials. The Notice also instructs shareholders how to submit a proxy through the Internet. If you would like to receive a paper copy or e-mail copy of your proxy materials, you should follow the instructions for requesting such materials included in the Notice. ISS will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

You may revoke this proxy at any time before it is voted by written notice to the Chief Financial Officer of the Company, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed and delivered proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided or, if no directions are provided, your shares will be voted by one of the individuals named on your proxy card as recommended by the Board. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than three, to whom you wish to give your proxy.

If you want to vote in person at the Annual Meeting and you hold shares of Company common stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Annual Meeting, together with a copy of a brokerage statement reflecting your common stock ownership as of the record date.

Who can vote?

You can vote if, as of the close of business on January 20, 2012, you were a shareholder of record of the Company’s common stock. On that date, 16,650,134 shares of ISS common stock were outstanding and entitled to vote. The Company does not have any other classes of voting stock outstanding other than ISS common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors. A list of shareholders eligible to vote will be available at the offices of Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, Pennsylvania 19341 beginning January 27, 2012. Shareholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

If you and other residents at your mailing address own shares of common stock in “street name,” your broker or bank may have notified you that your household will receive only one annual report and proxy statement, or one notice of internet availability of proxy materials, as applicable, for each company in which you hold stock through that broker or bank.  This practice is known as “house-holding.” Unless you responded that you did not want to participate in “house-holding,” you were deemed to have consented to the process. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If you did not receive an individual copy of this year’s proxy statement or annual report, ISS will send a copy to you if you address a written request to the Company’s Chief Financial Officer, Ronald C. Albrecht, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

If you would like to receive your own set of the Company’s future annual report and proxy statement, or if you share an address with another Company shareholder and together both of you would like to receive only a single set of the Company’s annual disclosure documents, you should contact your broker or bank or you may contact the Company at the above address and phone number.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. Abstentions from voting and broker “non-votes” will be counted toward a quorum. A broker “non-vote” occurs when the nominee holding a shareholder’s shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

In accordance with the Company’s Amended and Restated Bylaws, an affirmative vote of a majority of the votes properly cast at the Annual Meeting is required for approval of all matters.  Abstentions or broker “non-votes” will not be counted for or against matters to be acted on at the Annual Meeting.

What matters will be voted on?

The Board does not intend to bring any other matters before the Annual Meeting except the matters listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the Annual Meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

Most shareholders have three ways to vote by proxy: by telephone, by the Internet or by return of the proxy card. To vote by telephone or by the Internet, you must follow the instructions set forth on the Notice that you receive. To vote by mail, you must sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card. Do not return the proxy card if you vote by the Internet or by telephone.

Can I change my vote after I return my proxy card?

Yes. You can change or revoke your proxy at any time before the Annual Meeting either by notifying the Company’s Secretary and Chief Financial Officer in writing or by sending another executed proxy dated later than the first proxy card. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares of common stock that you hold beneficially, you may change or revoke your proxy by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, the Company encourages you to vote by proxy to ensure that your shares of common stock are represented and voted. If you attend the Annual Meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

The Company will pay all costs in connection with the Annual Meeting, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and proxy card, as well as handling and tabulating the proxies returned. In addition to the use of mail, proxies may be solicited by directors, officers and employees of the Company, without additional compensation, in person or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company’s common stock.

Who can help answer your questions?

If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact the Company’s Chief Financial Officer, Ronald C. Albrecht, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

On written request, ISS will provide, without charge, a copy of its Annual Report (including a list briefly describing the exhibits thereto), filed with the SEC, to any record holder or beneficial owner of its common stock on January 20, 2012, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the Company’s Chief Financial Officer at the address set forth above.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership, as of January 20, 2012, of each person whom the Company knew to be the beneficial owner of more than 5% of its common stock. To the knowledge of the Company, each of the shareholders named below has sole or shared power to vote or direct the vote of such shares of common stock or the sole or shared investment power with respect to such shares of common stock, unless otherwise indicated. The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class (1)
Geoffrey S. M. Hedrick (2)	3,556,515	21.4%
Federated Investors, Inc. (3)	2,402,369	14.4%
Wealth Trust Axiom LLC (4)	1,228,048	7.4%

(1)          As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,650,134 shares of common stock outstanding as of January 20, 2012.

(2)          Mr. Hedrick’s address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. Includes 408 shares owned by Mr. Hedrick’s spouse.

(3)          Based solely on Schedule 13G filed February 9, 2011. Federated Investors, Inc.’s address is Federated Investors Tower, Pittsburgh PA 15222.

(4)          Based solely on Schedule 13G filed on January 20, 2012. WealthTrust Axiom LCC’s address is 4 Radnor Corp Ctr., Suite 520, Radnor, PA 19087.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership as of January 20, 2012, of (i) each director, (ii) the chief executive officer and each other executive officer, and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on the Company’s records, information filed with the Securities and Exchange Commission and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class (1)
Geoffrey S. M. Hedrick	3,556,515	21.4%
Roman G. Ptakowski (2)	180,000	1.1%
Robert E. Mittelstaedt, Jr.	152,069	*
Winston J. Churchill	88,565	*
Robert H. Rau	75,534	*
Glen R. Bressner	46,264	*
Robert A. Mionis	10,101	*
Ronald C. Albrecht	5,060	*

All executive officers and directors as a group (8 persons)	4,114,108	24.7%

*           Less than 1%.

(1)    As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,650,134 shares of common stock outstanding as of January 20, 2012.

(2)    Represents the total number of outstanding options to purchase shares, which were exercisable as of January 20, 2012, or within 60 days from such date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about ISS common stock that may be issued upon the exercise of options and rights under all of the Company’s existing equity compensation plans and arrangements as of September 30, 2011, including the 1998 Stock Option Plan (the “1998 Plan”), the 2003 Restricted Stock Plan (the “Restricted Plan”) and the 2009 Stock-Based Incentive Compensation Plan (the “2009 Plan”).

Number of Securities
remaining available for
	Number of Securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation plans
	exercise of outstanding	outstanding options,	(excluding securities
Plan Category	options warrants and rights	warrants and rights	reflected in second column)

Equity compensation plans approved by security holders	631,286	$7.33	928,901

Equity compensation plans not approved by security holders	—	—	—

Total	631,286	$7.33	928,901

In the fiscal years ended September 30, 2011, 2010 and 2009, awards issued to non-employee directors under the Company’s existing equity compensation plan and arrangements were 43,385; 37,862 and 29,815 shares, respectively.

2009 Stock-Based Incentive Compensation Plan

The Company’s 2009 Plan was approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on March 12, 2009. The 2009 Plan authorizes the grant of Stock Appreciation Rights, Restricted Stock, Options and other equity-based awards under the 2009 Plan. Options granted under the 2009 Plan may be either incentive stock or nonqualified stock options, as determined by the Compensation Committee of the Board (the “Compensation Committee”).

Subject to an adjustment necessary upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution, or similar corporate transaction or event, the maximum number of shares of common stock available for awards under the 2009 Plan is 1,200,000, all of which may be issued pursuant to awards of incentive stock or nonqualified stock options. In addition, the 2009 Plan provides that no more than 300,000 shares may be awarded in any calendar year to any employee as a performance-based award under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The 2009 Plan will terminate on March 12, 2019, unless earlier terminated by the Board. Termination will not affect awards outstanding at the time of termination. The Board may amend, alter, suspend, discontinue or terminate the 2009 Plan without shareholder approval, provided that shareholder approval is required for any amendment which (i) would increase the number of shares subject to the 2009 Plan; (ii) would decrease the price at which awards may be granted; or (iii) would require shareholder approval by law, regulation, or the rules of any stock exchange or automated quotation system.

1998 Stock Option Plan

The Company’s 1998 Plan was adopted in order to recognize the contributions made by the Company’s employees, directors, consultants and advisors, to provide such persons with additional incentives to devote their efforts to the Company’s future success and to improve the Company’s ability to attract, retain and motivate individuals through the receipt of Company stock options. The maximum number of shares of the Company’s common stock available under the 1998 Plan was 3,389,025 (after giving effect to stock splits). The 1998 Plan authorized the grant of “incentive stock options” (within the meaning of Section 422 of the Code) and non-qualified stock options, such options to vest and become exercisable as specified in separate written agreements between the Company and the option recipient. Unless otherwise specified in such agreement, all outstanding options become fully vested and exercisable upon a change in control. The 1998 Plan expired on November 13, 2008; therefore, no further options can be awarded under the plan.

2003 Restricted Stock Plan

The Company’s Restricted Plan was adopted in order to provide non-employee directors with restricted stock grants that would encourage them to contribute to the growth of the Company and benefit the Company’s shareholders. The maximum number of shares of common stock of the Company’s stock available under the Restricted Plan was 1,500,000 (after giving effect to stock splits). Each non-employee director was eligible to receive an award of restricted stock on an annual basis, with such award vesting over the course of the fiscal year in equal installments. In fiscal years ended September 30, 2010, 2009, and 2008 awards granted to non-employee directors under the Restricted Plan were 41,150; 36,230 and 10,525 shares, respectively. As of January 20, 2012, no shares of common stock remain available for grants of restricted stock under the Company’s Restricted Plan.  However, the Company has continued to make such annual grants to non-employee directors under the 2009 Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms the Company has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that, during fiscal year 2011, the officers, directors and 10% beneficial owners of the Company complied with all of the applicable Section 16(a) of the Exchange Act filing requirements.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

At the Annual Meeting, the shareholders will elect two Class III directors to hold office until the annual meeting of shareholders in 2015, or until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The current term of the Class III directors expires at the Annual Meeting.

Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated Mr. Geoffrey S. M. Hedrick and Mr. Winston J. Churchill to serve as Class III directors. Both men serve presently as Class III directors, and each has indicated a willingness to continue serving as a director.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the election of Messrs. Hedrick and Churchill.  Shareholders must cast a separate vote “FOR” or “AGAINST” the candidacy of each nominee. The two nominees receiving a majority of the votes cast for director will be elected.  Should any nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting “FOR” the nominees for Class III directors.

DIRECTORS AND NOMINEES

The members of the Board as of the date of the Annual Meeting, including the nominees for Class III directors standing for election at this meeting, together with certain information about them, are set forth below:

		Director	Term
Name	Age	Since	Expires	Positions with the Company

Directors Standing For Election
Class III Directors
Geoffrey S. M. Hedrick	69	1988	2012	Director, Chairman of the Board, Chief Executive Officer
Winston J. Churchill	71	1990	2012	Director

Directors Not Standing for Election
Class I Directors
Robert A. Mionis	49	2010	2013	Director
Robert H. Rau	75	2001	2013	Director

Class II Directors
Glen R. Bressner	51	1999	2014	Director, Vice-Chairman of the Board
Robert E. Mittelstaedt, Jr.	68	1989	2014	Director

Directors and Nominees

Geoffrey S. M. Hedrick.  Mr. Hedrick founded the Company in February 1988 and has been Chairman of the Board since 1997. Mr. Hedrick resigned from his position as Chief Executive Officer of the Company on November 30, 2007 but continued as Chairman of the Board. He reassumed his former duties as Chief Executive Officer on September 8, 2008. Prior to founding the Company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was acquired subsequently by Smiths Industries plc. Mr. Hedrick has over 40 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

Winston J. Churchill.  Mr. Churchill has been managing general partner of SCP Partners since he founded it in 1996, and has over twenty-five years experience in private equity investing. Previously, he had formed Churchill Investment Partners, Inc. in 1989 and CIP Capital, L.P., another venture capital fund, in 1990. Prior to that, he was a managing partner of a private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation. From 1967 to 1983, he practiced law at the Philadelphia firm of Saul, Ewing LLP and served as Chairman of its Banking and Financial Institutions Department, Chairman of the Finance Committee and a member of its Executive Committee. He is Chairman of Cyalume Technologies Holdings, Inc, and a Director of Amkor Technology, Inc., Rodman & Renshaw Capital Group, Inc. and Griffin Land and Nurseries, Inc., as well as a number of private companies. From 1989 to 1993, he served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He is currently a Trustee Fellow of Fordham University, Chairman of Scholar Academies, Vice-Chair of The Gesu School, and a trustee of American Friends of New College Oxford, England; he was also for many years a trustee of Georgetown University. He earned a Bachelor of Science in Physics, summa cum laude, from Fordham University, a Master of Arts in Economics from Oxford University, where he studied as a Rhodes Scholar, and a Juris Doctor from Yale Law School.

Robert A. Mionis.  Mr. Mionis has been the President and Chief Executive Officer of Standard Aero, a Dubai Aerospace Enterprise (“DAE”) subsidiary, since September 2008. From September 2006 to September 2008, Mr. Mionis served as President and CEO of DAE Engineering and Manufacturing. From November 2002 to September 2006, Mr. Mionis served as Vice President of Integrated Supply Chain at Honeywell Aerospace, with responsibilities including manufacturing, quality, repair and overhaul and supply chain management. Before joining Honeywell, Mr. Mionis was a Corporate Officer and Senior Vice President and General Manager for Global Operations for Axcelis Technologies, a semiconductor equipment manufacturer. Mr. Mionis began his career with General Electric in its Manufacturing Management program, advancing to positions of increasing responsibility among businesses including GE Aerospace and GE Engines. Following GE, Mr. Mionis served on several boards, including the Board of Directors of the General Aviation Manufacturers Association, the Board of Advisors for the University of San Diego Supply Chain Institute and the University of Massachusetts College of Engineering Advisory Board. Mr. Mionis is a graduate of the University of Massachusetts — Amherst with a degree in Electrical Engineering.

Robert H. Rau.    Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association and a past Chairman of the General Aviation Manufacturers Association. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

Glen R. Bressner.    Mr. Bressner is Managing Partner of Originate Ventures which he co-founded in 2008.  He has also been Managing Partner of Mid Atlantic Venture Funds since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

Robert E. Mittelstaedt, Jr.    Mr. Mittelstaedt served as Non-Executive Chairman of the Board of Directors from 1989 to 1997. Since July 1, 2004, Mr. Mittelstaedt has been Dean of the W.P. Carey School of Business at Arizona State University. Prior to that, Mr. Mittelstaedt was Vice Dean of The Wharton School of the University of Pennsylvania since 1989. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. and is a member of the Board of Directors of W.P. Carey & Co. LLC. Mr. Mittelstaedt holds a Bachelor of Science degree in Mechanical Engineering from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

Director Qualifications

The Board believes that each of the directors and nominees for director listed above has the sound character, integrity, judgment and record of achievement necessary to be a member of the Board.  In additional, each of the directors and nominees for director has exhibited during his prior service as a director the ability to operate cohesively with the other members of the Board and to challenge and question management in a constructive way. Moreover, the Board believes that each director and nominee for director brings a strong and unique background and skill set to the Board, giving the Board as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and aviation industry experience. Set forth below are certain specific experiences, qualifications and skills that led to the Board’s conclusion that each of the directors and nominees for director listed above should continue to serve as a director.

Mr. Hedrick, as founder and Chief Executive Officer of the Company, provides the Board with a comprehensive knowledge of the Company, its history and its businesses. In addition, Mr. Hedrick brings to the Board his insight into the aviation industry from over 40 years of leadership experience in executive positions in aviation companies, including Smith Industries plc and Harowe Systems, Inc.

Mr. Churchill brings to the Board over twenty-five years of experience in private equity investing, during which he gained valuable insight into effective management of investments. Mr. Churchill utilizes this insight to advise the Board on financial and investment matters. In addition, Mr. Churchill has extensive experience serving on the boards of directors of other companies, both public and private. Mr. Churchill draws on his financial and corporate governance experience in his service on the Investment Committee and the Nominating/Corporate Governance Committee. In addition, Mr. Churchill has maintained a pilot’s license for nine years and has Instrument and Multi-Engine ratings. Consequently, he has gained operational experience with state of the art avionics, which he brings to the Board.

Mr. Mionis brings to the Board a comprehensive knowledge of the aviation industry, gained from a long career in various leadership positions with companies in the aviation industry, including StandardAero, Honeywell Aerospace and General Electric Aerospace. Mr. Mionis also provides the Board with insight into corporate governance matters particular to companies in the aviation industry through his service on various other boards of directors, including the board of the General Aviation Manufacturers Association.

Mr. Rau brings to the Board extensive experience in leadership positions with companies in the aviation industry. From this experience, he has gained in-depth knowledge of the operational issues facing companies in the aviation industry, which he utilizes in advising the Board. Mr. Rau’s prior service on the Board of Governors of the Aerospace Industries Association and as Chairman of both the General Aviation Manufacturers Association and the International Advisory Panel of Singapore Aerospace, has provided him with a unique perspective on the issues facing the aviation industry as a whole, which he draws upon in his service on the Board.

Mr. Bressner brings to the Board a wealth of experience managing financial investments from his service at venture capital firms. Mr. Bressner provides the Board with a thorough understanding of capital markets and other financial issues. Mr. Bressner’s experience in managing investments also provides him with extensive finance and accounting knowledge, and he applies this expertise in his service as chairman of the Audit Committee. Mr. Bressner’s prior service as Chairman of the Board of Directors of the Greater Philadelphia Venture Group and on numerous other boards of directors, including of several public entities, provided him also with valuable experience in corporate governance matters, which he draws from in his service on the Audit Committee, the Investment Committee and the Nominating/Corporate Governance Committee.

Mr. Mittelstaedt, having served as the Non-Executive Chairman of the Board for eight years, provides the Board with a comprehensive knowledge of the Company and its history. He was CEO of an IT firm that he co-founded, built and sold in the 1980’s.  In addition, Mr. Mittelstaedt has extensive academic business experience, having served as Dean of the W.P. Carey School of Business at Arizona State University and Vice Dean at The Wharton School of the University of Pennsylvania. This experience has exposed Mr. Mittelstaedt to contemporary business strategies and practices which he draws from in his service on the Board. Mr. Mittelstaedt’s experience on various other boards of directors provides him with insight into corporate governance which he utilizes in his service on the Compensation and Nominating/Corporate Governance Committees. Additionally, Mr. Mittelstaedt has been an active pilot for over 45 years and holds a FAA Commercial Pilot Certificate with Multi-Engine and Instrument ratings. Consequently, he has gained operational experience with state of the art avionics, which he brings to the Board.

INDEPENDENCE

The Board has determined in its business judgment that five (5) of the Company’s six (6) directors are independent as defined in the applicable NASDAQ Stock Market, LLC (“NASDAQ”) listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. The following directors were determined to be independent: Glen R. Bressner, Winston J. Churchill, Robert A. Mionis, Robert E. Mittelstaedt, Jr. and Robert H. Rau (collectively, the “Independent Directors”).

BOARD LEADERSHIP

The Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate. Currently, Mr. Geoffrey S.M. Hedrick serves in both of these positions. The Board believes that it is in the best interests of the Company’s shareholders to combine these offices as it promotes information flow between management and the Board, effective decision making and an alignment of corporate strategy. Mr. Glen R. Bressner, an independent director, serves as Vice Chairman of the Board and as presiding director during executive sessions of the independent directors. The Board believes that its structural features, including five independent, non-management directors on a board consisting of six directors, regular meetings of independent directors in executive session, an independent Vice Chairman of the Board and key committees consisting wholly of independent directors, provide for substantial independent oversight of the Company’s management. However, the Board recognizes that, depending on future circumstances, other leadership models may become more appropriate. Accordingly, the Board will continue to review periodically its leadership structure.

RISK OVERSIGHT

The Company faces a number of risks, including technological and intellectual property risk, regulatory risk, credit risk, liquidity risk, reputational risk and risk from adverse fluctuations in interest rates. Management is responsible for the day-to-day management of risks faced by the Company, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board seeks to ensure that the risk management processes designed and implemented by management are adequate. The Board consults periodically with management regarding the Company’s risks.

While the Board is ultimately responsible for risk oversight, the Company’s board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in its oversight of risk management in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in oversight of risks related to the Company’s compensation policies and programs. The Investment Committee assists the Board in oversight of the risks related to the Company’s cash investments.  The Nominating /Corporate Governance Committee assists the Board in oversight of risk associated with board organization, membership and structure, succession planning for directors and executive officers and corporate governance.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board maintains four standing committees: Audit, Compensation, Investment and Nominating/Corporate Governance.

Audit Committee.    The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of the Company’s independent registered public accounting firm, the scope of the Company’s annual audits, fees to be paid to the independent registered public accounting firm, the performance and independence of the Company’s independent registered public accounting firm and the Company’s accounting practices. The Audit Committee approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of the Company’s annual and periodic reports and accounts and the involvement of the Company’s independent registered public accounting firm in that process. Messrs. Bressner (Chairman), Mionis and Rau are currently members of the Audit Committee. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined in the applicable NASDAQ listing standards. In addition, the Board has determined in its business judgment that each member of the Audit Committee is financially literate and that at least one of the Audit Committee members, Mr. Rau, is an audit committee financial expert, as defined by SEC rules and regulations. The Audit Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Audit Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company’s website, www.innovative-ss.com under the heading Investor Relations. Please note that none of the information on the Company’s website is incorporated by reference in this proxy statement.

Compensation Committee.    The Compensation Committee of the Board is composed of two directors, Messrs. Mittelstaedt (Chairman) and Mionis, each of whom, in the judgment of the Board, was found to be “independent” as defined by the applicable NASDAQ listing standards. The Compensation Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The Compensation Committee evaluates annually the performance of the Company’s Chief Executive Officer and determines or recommends to the full Board the annual base salary, bonus and equity-based compensation for the Chief Executive Officer. The Compensation Committee relies on the recommendations of the Chief Executive Officer, following the Chief Executive Officer’s annual performance reviews of other executive officers, in setting annual salaries, bonuses and equity-based compensation for other executive officers.

The Compensation Committee is responsible for reviewing and overseeing the Company’s benefit plans and stock option plans for employees, consultants, directors and other compensated individuals, including the Chief Executive Officer. The Compensation Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Compensation Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company’s website, www.innovative-ss.com under the heading “Investor Relations”.

The Compensation Committee has not retained an outside consultant to advise it regarding the Company’s compensation practices.  Instead, the Compensation Committee independently determines the appropriate levels of compensation for executive officers taking into account, among other factors, the performance of such individuals (as determined in annual reviews conducted by the Compensation Committee or the Chief Executive Officer), the Company’s financial performance, cost of living, prior compensation practices and recruitment and retention needs. The Compensation Committee relies on the recommendations of the Company’s Chief Executive Officer in determining whether and how much of a discretionary bonus may be paid to the Company’s employees (including executive officers) if the Company’s financial performance exceeds the Board’s expectations.

Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is a former or current executive officer or employee of the Company. There are no compensation committee interlocks between the Company and any other entity involving the Company or such entity’s executive officers or board members.

Investment Committee.    The Investment Committee assists the Board in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital, including with respect to the implementation of the Company’s stock repurchase program. Messrs. Churchill (Chairman), Bressner and Rau are currently the members of the Investment Committee.

Nominating/Corporate Governance Committee.    The Company has a Nominating/Corporate Governance Committee, consisting of three non-employee directors. The Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company’s website, www.innovative-ss.com under the heading “Investor Relations”. The Nominating/Corporate Governance Committee members are Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom is independent, as that term is defined in the applicable NASDAQ listing standards.

The Nominating/Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to the Board, seeking candidates who meet those criteria and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board and to monitor the Company’s corporate governance structure.

The Nominating/Corporate Governance Committee seeks director candidates based upon a number of qualifications and criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths relative to the Company’s business. In the case of potential independent director candidates, such eligibility criteria must be in accordance with SEC and NASDAQ rules. While the Nominating/Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in indentifying director nominees, the Nominating/Corporate Governance and the Board believe that it is essential that the Board be able to draw on a wide variety of backgrounds and professional experience among its members. The Nominating/Corporate Governance Committee desires to maintain the Board’s diversity through the consideration of factors such as education, skills and relevant professional experience. The Nominating/Corporate Governance Committee does not intend to nominate representational directors, but instead considers the entirety of each candidate’s credentials in the context of these standards and the characteristics of the Board in its entirety.

The Nominating/Corporate Governance Committee will consider nominees for election to the Board that are recommended timely by shareholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating/Corporate Governance Committee, at the Company’s address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company’s Amended and Restated Bylaws contains provisions setting forth the requirements applicable to a shareholder nomination for director. These requirements are summarized in this Proxy Statement under the caption “Shareholder Proposals for 2013 Annual Meeting And Other Matters.”

Each of the current nominees for director listed under the caption “ELECTION OF DIRECTORS” is an existing director standing for re-election. In connection with the Annual Meeting, the Nominating/Corporate Governance Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of the Company’s common stock.

The Annual Meeting provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Company’s Board on matters relevant to the Company. Each director is requested to attend in person the Annual Meeting. All six of the Company’s then-serving directors attended the Company’s 2011 Annual Meeting of Shareholders.

In addition, shareholders may communicate with the Board, or if applicable, to a specific individual director, by sending a written communication to the attention of the Board or such individual director at the following address: 720 Pennsylvania Drive, Exton, PA, 19341, (fax (610) 646-0150).

Copies of each written communication received at such address will be provided to the Board or to the specific individual director unless such communication is considered, in the reasonable judgment of the Corporate Secretary or other appropriate company officer, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

The Nominating/Corporate Governance Committee conducts an annual assessment of the size and composition of the Board and Committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Nominating/Corporate Governance Committee has not yet relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date the Nominating/Corporate Governance Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders and shareholders as a source for potential board candidates.

Neither the Nominating/Corporate Governance Committee nor the Company has engaged, or paid any fees to a search firm in connection with the nomination of the directors for election at the Annual Meeting covered by this Proxy Statement.

MEETINGS AND ATTENDANCE

During the fiscal year ended September 30, 2011, the full Board held four meetings. From time to time during fiscal year 2011 the Board met in executive session without members of management present. The Audit Committee met eight times, the Investment Committee met one time, the Compensation Committee met four times and the Nominating/Corporate Governance Committees met three times. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

The Audit Committee has retained Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2012. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. If this appointment is not ratified by the shareholders, the Audit Committee may reconsider its selection.

One or more representatives of the Deloitte Entities are expected to attend the Annual Meeting. Representatives of the Deloitte Entities will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Services provided by the Deloitte Entities in prior fiscal years have included an audit of the annual consolidated financial statements of the Company, an audit of the effectiveness of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and other services related to filings made with the SEC. The aggregate fees billed by the Deloitte Entities in connection with services rendered during the fiscal years ended September 30, 2011 and 2010 were:

	FY 2011	FY2010
Audit Fees	$353,100	$334,647
Audit Related Fees	—	—
Tax Fees	—	—

Total	$353,100	$334,647

Audit Fees

Audit fees for fiscal years 2011 and 2010 were for professional services rendered for the audit of the Company’s annual consolidated financial statements, auditing the effectiveness of the Company’s internal controls over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the Deloitte Entities in connection with statutory and regulatory filings or engagements.

Audit Related Fees

No audit-related fees were paid to the Deloitte Entities during fiscal year 2011 or fiscal year 2010.

Tax-Related Fees

No tax-related fees were paid to the Deloitte Entities during fiscal year 2011 or fiscal year 2010.

All Other Fees

No other fees were incurred in connection with services provided by the Deloitte Entities during fiscal years 2011 and 2010 other than as described above.

Pre-Approved Policies and Procedures

The Audit Committee’s policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement.  The Audit Committee pre-approves all proposed non-audit related services to be provided by the Company’s independent registered public accounting firm. The Audit Committee reviews the terms of the engagement and a description of the services along with a fee proposal for the engagement. If agreed to by the Audit Committee, the Audit Committee formally accepts the engagement letter and fee proposal.  Any proposal by the Company’s independent registered public accounting firm for non-audit services must be specific as to the particular services to be provided. Management and the independent registered public accounting firm must each confirm to the Committee that each proposed non-audit and non-audit related service is permissible under all applicable legal requirements.  Requests can be submitted to the Audit Committee and approved in one of the following ways: by a request for approval of services at a meeting of the Audit Committee, or through a written request to the Audit Committee, which may be approved by a written consent by the Audit Committee or by a designated member of the Audit Committee. The Audit Committee approved all 2011 and 2010 fees paid to the independent registered public accounting firm.

Pursuant to the adoption of the revised Audit Committee Charter, the Board has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new SEC regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company’s independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

The Audit Committee assists the Board in its oversight of the financial reporting process. The Audit Committee operates pursuant to a charter. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of its financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America (“GAAP”) and for reviewing the Company’s unaudited interim financial statements. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. However, the Committee will take the appropriate actions to set an overall corporate “standard” for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee makes recommendations to the Board with respect to the selection and compensation of the Company’s independent registered public accounting firm, the scope of the annual audits and the fees to be paid to the independent registered public accounting firm. In addition, the Audit Committee monitors the performance and independence of the Company’s independent registered public accounting firm and approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to financial statements, financial records and financial controls of the Company. The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and discusses with management the Company’s disclosure controls and procedures.

The Board, in its business judgment, has determined that each of the three directors on the Audit Committee is independent as required by Rule 5605(c)(2)(A) of the listing standards of the NASDAQ. In addition, the Board has determined that each member of the Audit Committee is financially literate and at least one of the Audit Committee members, Mr. Rau, is an audit committee financial expert as defined by SEC rules and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2011 with management of the Company and with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those financial statements with GAAP, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and an opinion on management’s assessment of, and the effective operation of the Company’s internal control over financial reporting. The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and such other matters as are required to be discussed under auditing standards generally accepted in the United States of America. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence, including the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its 2011 audit and met with them, both with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements for the year ending September 30, 2011 be included in the Annual Report as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Glen R. Bressner (Chairman)

Robert A. Mionis

Robert H. Rau

RELATED PARTY TRANSACTIONS

The charter of the Audit Committee provides that it is the responsibility of the Audit Committee to review and approve any transaction between the Company and its officers, directors and 5% shareholders.

Compensation of Directors

The Company’s compensation program for non-employee directors consists of two elements of compensation: meeting fees and restricted stock awards. Each non-employee director is entitled to a fee of $1,000 for each Board meeting attended and $1,000 for each in-person committee meeting that is not held on the same day as a Board meeting. Historically, each non-employee director had also received an award of restricted stock pursuant to the Company’s Restricted Plan for non-employee directors, which was approved by shareholders at the Company’s February 26, 2004 Annual Meeting of Shareholders. In 2010, the last of the shares of common stock remaining to be issued under the Restricted Plan for non-employee directors were issued, and the balance of the awards to non-employee directors were made under the 2009 Plan. The Company continues to grant annual awards of restricted stock to non-employee directors under the 2009 Plan.

Since fiscal year 2005, the Company has granted to each non-employee director an annual award of restricted stock with a value of $40,000 based on the closing price of the Company’s common stock on the first business day of the fiscal year. The Company’s common stock closed at $4.61 per share on October 1, 2010 and accordingly, each non-employee director in the table below received a grant of 8,677 shares of restricted stock for 2011 fiscal year.  Each restricted stock award vests quarterly during the fiscal year provided the director continues to serve on the Board through each applicable vesting date.

In addition, all directors are reimbursed for reasonable travel and lodging expenses actually incurred in connection with required attendance at Board meetings.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation	All Other Compensation	Non-Equity Incentive Plan Compensation
Name	$ (1)	$ (2)	$ (3)	$	Earnings	$	$
Glen R. Bressner	5,000	40,000	—	—	—	—	45,000
Winston J. Churchill	3,000	40,000	—	—	—	—	43,000
Robert A. Mionis	5,000	40,000	—	—	—	—	45,000
Robert E. Mittelstaedt, Jr.	4,000	40,000	—	—	—	—	44,000
Robert H. Rau	5,000	40,000	—	—	—	—	45,000

(1)          Includes fees paid for attendance of Board and Board committee meetings.

(2)          This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of Accounting Standards Codification (“ASC”) 505-50, “Equity-Based Payments to Non-Employees” and ASC 718 “Compensation — Stock Compensation” with respect to restricted stock granted to each non-employee director. See also Note 3, under the heading “Share-Based Compensation,” to the Company’s audited financial statements as filed in the Annual Report, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards. Because each director’s restricted stock grant vests, if at all, during the fiscal year, none of the directors held any unvested restricted stock as of the close of the fiscal year. In addition, as of the close of the fiscal year, none of the non-employee directors held outstanding options to purchase stock of the Company.

Code of Ethics

The Company maintains a Code of Ethics (the “Code of Ethics”) applicable to its directors, its principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to all of the Company’s employees, officers, agents and representatives. The Code of Ethics is posted on the Company’s website, www.innovative-ss.com, under the heading “Investor Relations”.

Executive Officers

Set forth below is a table identifying the Company’s current executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name	Age	Position with the Company
Roman G. Ptakowski	63	President
Ronald C. Albrecht	66	Chief Financial Officer

Roman G. Ptakowski.    Mr. Ptakowski has been President since March 2003. Prior to that, Mr. Ptakowski served as a Group Vice President and General Manager at B/E Aerospace, Inc. Previously, Mr. Ptakowski was General Manager, Protective Relay Division of the ASEA Brown Boveri Power T&D Company, Inc. Mr. Ptakowski received a B.S. in Electrical Engineering from New York University and a MBA from Duke University.

Ronald C. Albrecht.    Mr. Albrecht has been Chief Financial Officer since August 2010.  Prior to joining the Company, Mr. Albrecht served in a number of executive positions, both operational and financial, with Smiths Aerospace.  Smiths Aerospace was acquired by GE Aviation Systems (“GEAS”) in 2007.  Most recently, Mr. Albrecht served as Vice President and General Manager of Smiths Aerospace Electro Mechanical Business from 2003 to 2007 and, subsequently, of GEAS’ Electro Mechanical Business from 2007 to 2010.  Prior to his operational roles, he served as Chief Financial Officer of Smiths Aerospace, based in London, and has substantial mergers & acquisition and strategic planning experience.  Mr. Albrecht received a B.A. in Government and Economics from Dartmouth College and an MBA in Finance from Stanford University.  He is a Certified Public Accountant (California/Inactive).

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the Company’s Proxy Statement with management, and based on the Compensation Committee’s review and discussion with management, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis section be included in the Company’s Proxy Statement for fiscal year 2011.

Submitted by the Compensation Committee:

Winston J. Churchill (Chairman)

Robert E. Mittelstaedt, Jr.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objective of Compensation Policy

The objective of the Company’s compensation policy is to:

•                  attract and retain exceptional individuals as executive officers; and

•                  provide key executives with motivation to perform to the full extent of their abilities to maximize the performance of the Company and deliver enhanced value to the Company’s shareholders.

What the Company’s Compensation Program is Designed to Reward

Overall, the compensation program is designed to reward the contributions of each individual executive officer to shareholder value and to provide sufficient incentives to executive officers to ensure their dedication to the Company. As discussed further below, the Company seeks to achieve these goals by providing sufficient base salaries to compensate executives for their day-to-day performance of their duties and awarding cash bonuses when the executive makes progress toward or attains the personal or corporate goals and objectives the Company. Also, from time to time, the Company grants equity-based awards when it believes that such equity awards will further align the interests of named executive officers with those of the Company’s shareholders and provide an additional incentive to executive officers to contribute to the achievement of the Company’s financial and strategic objectives.

General Compensation Policies

Process for Setting Total Compensation

Generally, upon hiring or promoting a named executive officer, the Compensation Committee sets base salary and other compensation on the basis of subjective factors, including experience, individual achievements, level of responsibility assumed at the Company and may also consider market compensation practices from time to time. Actual base salaries, cash bonuses, and equity-based awards for each named executive officer may be adjusted from year to year based upon each named executive officer’s annual review and progress toward or attainment of personal and corporate goals and objectives, including Company financial performance, shareholder return and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company’s shareholders.

Each named executive officer’s annual review is a subjective process whereby the Chief Executive Officer or Compensation Committee evaluates such named executive officer’s contributions toward the development and execution of strategic plans, leadership skills and motivation and involvement in industry groups. The weight given such factors by the Compensation Committee may vary from one named executive officer to another.

The Compensation Committee seeks recommendations from the Chief Executive Officer regarding changes to or increases in elements of compensation for the other named executive officers. In addition, the Chief Executive Officer is responsible principally for reviewing each other named executive officer’s performance and making recommendations for the Company’s compensation package for such officers for the following fiscal year. The Compensation Committee independently reviews the performance of the Company’s Chief Executive Officer. The Compensation Committee reviews the recommendations of the Chief Executive Officer carefully in light of his proximity to the other executives and knowledge of their contributions to and goals for continuing achievement with the Company.

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”) once every three years. At the Company’s annual meeting of shareholders held in 2011, a substantial majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation, and did not change its approach in fiscal year 2011.  The Compensation Committee will continue to consider the outcome of the subsequent say-on-pay votes when making future compensation decisions for the named executive officers.

Elements of Compensation

The Company’s compensation program for named executive officers consists of the following elements of compensation, each described in greater depth below:

•                  Base Salaries;

•                  Annual Bonuses;

•                  Equity-based Compensation;

•                  Perquisites; and

•                  General Benefits.

Base Salary

The Company pays base salaries to named executive officers because the Company believes salaries are essential to recruiting and retaining qualified executives. In addition, because base salaries are subject to increase based on each named executive officer’s performance for the Company, base salaries also create an incentive for named executive officers to make meaningful contributions to the Company’s success. Base salaries are initially set by the Compensation Committee upon hiring or promoting a named executive officer, and may be incorporated into employment contracts entered into with the Company’s named executive officers. Base salary levels are initially set based on the named executive officer’s previous experience and employment, as well as the named executive officer’s expected duties and obligations to the Company. Thereafter, the Compensation Committee may increase a named executive officer’s base salary each year based on the results of each named executive officer’s annual review (conducted by the Chief Executive Officer for each of the other named executive officers and by the Compensation Committee for the Chief Executive Officer) and based on the Compensation Committee’s subjective assessment of the Company’s overall performance over the preceding year.

The Compensation Committee determined that, based on the Company’s financial condition, there would be no increases in the base salaries of the named executive officers during fiscal year 2011.

Annual Bonus Compensation

From time to time the Company may award annual bonuses, in its discretion, to the named executive officers and may agree, in hiring or promoting a named executive officer, to a target bonus opportunity, expressed as a percentage of base salary, to be paid if the Company determines that the Company’s financial performance goals or other objectives are attained.

Except as may be agreed when hiring a new executive officer, historically, the Company has awarded discretionary bonuses only when the Company’s financial performance has met or exceeded the Board’s expectations or other significant milestones have been achieved.  Because the Company’s financial performance for fiscal year 2011 did not meet the Board’s expectations, named executive officers did not receive discretionary bonuses in fiscal year 2011.

Because historically the Chief Executive Officer has determined whether and how much cash bonus to pay each named executive officer based on a discretionary review of Company financial performance, named executive officers’ bonuses for prior fiscal years were not considered to be “performance based” under Section 162(m) of the Code.  Accordingly, the Company would not have been entitled to deduct on its corporate tax return all of a named executive officer’s base salary and bonus if the total amount of such base salary and bonus (and other compensation considered under Section 162(m) of the Code) exceeded $1,000,000 in that fiscal year. However, the Company has not paid any annual discretionary bonuses that have resulted in the Company’s loss of deduction, nor does the Company anticipate paying such bonuses to its named executive officers.

Equity Compensation

The Company awards equity-based compensation to named executive officers in order to provide a link between the long-term results achieved for its shareholders and the rewards provided to named executive officers, thereby ensuring that such officers have a continuing stake in the Company’s long-term success. Equity-based compensation has been paid historically to named executive officers in the form of stock options. Such awards are made at the discretion of the Compensation Committee and are not timed or coordinated with the release of material, non-public information.

The Compensation Committee awarded 30,000 shares of common stock under the Company’s 2009 Stock-Based Incentive Compensation Plan to Ronald C. Albrecht in fiscal year 2011 in recognition of his responsibilities as Chief Financial Officer. Accordingly, the compensation expense shown in the “Option Awards” column of the Summary Compensation Table, below, reflects the accounting expense associated with that option grant as well as option grants made in years prior to fiscal year 2011 to other named executive officers.

Perquisites

In fiscal year 2011, the Company provided certain personal benefits to the Chief Executive Officer, as summarized below. The aggregate incremental cost to the Company of the perquisites received by Mr. Hedrick is included in the Summary Compensation Table, below.

Automobile.    A Company car was available to the Chief Executive Officer for business and personal purposes during fiscal year 2011. The Company covers the costs of car insurance, upkeep and maintenance of the Company car. The Company believes that use of the Company’s automobile represents a valuable perquisite for the Chief Executive Officer which is appropriate considering his value to the Company and that such benefit can be provided by the Company for relatively minimal cost.

Aircraft.    The Company has, with the approval of the Independent Directors, permitted the Company’s Chief Executive Officer to use the Company’s corporate aircraft for personal travel. The Company believes that use of the Company’s aircraft represents a valuable perquisite for the Chief Executive Officer which is appropriate considering his value to the Company and that such benefit can be provided by the Company for relatively minimal cost.

General Benefits

The following are standard benefits offered to all eligible Company employees, including named executive officers.

Retirement Benefits.    The Company maintains a tax-qualified 401(k) savings plan for all eligible employees, including the named executive officers, known as the IS&S 401K Plan (the “Savings Plan”). The Savings Plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Code. The Company makes a matching contribution to the Savings Plan at one half of each participant’s deferral rate limited to a maximum contribution of 2% of base salary and subject to limitations imposed by the Internal Revenue Service.

Medical, Dental, Life Insurance and Disability Coverage.    Medical, dental, life insurance and disability coverage are available to all active eligible employees. The value of these benefits is not required to be included in the Summary Compensation Table because they are available to all eligible full-time employees.

Other Paid Time-Off Benefits.    The Company provides vacation and other paid holidays to all employees, including the named executive officers.

Change in Control Benefits

Grants of Company stock options to named executive officers typically vest or become fully exercisable upon a change in control of the Company. The Company believes that such accelerated vesting is essential to maintaining the commitment and dedication of its key employees throughout a potential change in control.

Stock Ownership/Retention Requirements

The Company does not require its named executive officers to maintain a minimum ownership interest in the Company.

Deductibility of Compensation

Section 162(m) of the Code generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2011, this provision has not affected the Company’s tax deductions. At the present time, the Compensation Committee believes that it is unlikely that the compensation paid to any of the Company’s employees in a taxable year will exceed $1,000,000.

SUMMARY COMPENSATION TABLE

		Salary	Bonus	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	$	$	$ (1)	$ (2)	$
Geoffrey S. M. Hedrick,	2011	400,000	—	—	23,632	423,632
Chief Executive Officer	2010	400,000			6,466	406,466
	2009	400,000			2,327	402,327
Roman G. Ptakowski	2011	325,000	—	—	6,261	331,261
President	2010	325,000			6,500	331,500
	2009	325,000			5,300	330,300
Ronald C. Albrecht,	2011	258,000	—	4,821	4,170	266,991
Chief Financial Officer	2010	29,746	—	—	—	29,746
	2009	—	—	—	—	—

(1)          This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of FAS 123R with respect to the options granted to Mr. Albrecht. See also Note 13, under the heading “Share-Based Compensation,” in the Company’s audited financial statements as filed in the Annual Report.

(2)          As described in the Compensation Discussion and Analysis section above, the Company provided Mr. Hedrick with certain personal benefits during fiscal years 2011, 2010 and 2009. The amount of each personal benefit provided to Mr. Hedrick during 2010 and 2009 did not exceed $10,000, and, accordingly, is not reported in the Summary Compensation Table above.  In 2011 the personal benefit of $15,928 for the personal use of a company car and corporate aircraft is reported in the Summary Compensation Table above.  The amounts set forth for each named executive officer in 2010 and 2009 represent contributions to the respective named executive officer’s 401(k) plan account. In 2011, each named executive officer also received a contribution to his 401(k) plan account as follows: Mr. Hedrick $7,704; Mr. Ptakowski $6,261; and Mr. Albrecht $4,170.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration
Name	# Exercisable	# Unexercisable		#	$	Date
Geoffrey S. M. Hedrick,	—	—		—	—	—
Roman G. Ptakowski	180,000	—		—	4.21	5/8/2013
Ronald C. Albrecht	—	30,000	(1)	—	5.28	8/15/2021

(1)          The options granted to Mr. Albrecht on August 15, 2011 vest in three equal installments beginning on August 15, 2012.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

AND OTHER MATTERS

Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2013 Annual Meeting of Shareholders must submit such proposals to the Company at 720 Pennsylvania Drive, Exton, PA 19341, Attention: Ronald C. Albrecht, on or before September 28, 2012. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs a company’s use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in the proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2013 Annual Meeting of Shareholders, if the Company does not receive notice of a shareholder proposal, which the shareholder has not previously sought to include in the proxy statement, by December 13, 2012, the management proxies will be allowed to use their discretionary authority.

The Company’s Amended and Restated Bylaws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at an annual meeting of the shareholders.  In order to be considered, a shareholder’s proposal must be made in writing and delivered to, or mailed and received at, the Company’s principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders in the case of an annual meeting that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in the Company’s Amended and Restated Bylaws.

As of the date of this Proxy Statement, the Board knows of no other business which may properly be and is likely to be brought before the Annual Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act or the Company’s Amended and Restated Bylaws is properly brought before the Annual Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the Annual Meeting, shares of common stock represented by proxies will be voted at the discretion of the proxy holders.

By Order of the Board of Directors

/s/Geoffrey S.M. Hedrick

Chairman of the Board and Chief Executive Officer
January 27, 2012

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE APRIL 18, 2012 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Ronald C. Albrecht and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 20, 2012 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on April 18, 2012, at the Company’s corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND IN FAVOR OF PROPOSAL NO. 2.

☒        Please mark your votes as in this example.

1.         Election of two Class III directors for terms of three years:

Geoffrey S.M. Hedrick	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY

Winston J. Churchill	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY

2.         Ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2012:

☐	FOR	☐	AGAINST	☐	ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND IN FAVOR OF PROPOSAL NO. 2.

Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:

SIGNATURE

Date:

SIGNATURE (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

☐ Please check this box if you plan to attend the meeting.